Taxes on Earnings	12 Months Ended
Oct. 31, 2015
Taxes on Earnings
Taxes on Earnings

Note 7: Taxes on Earnings

Provision for Taxes

The domestic and foreign components of earnings from continuing operations before taxes were as follows:

	For the fiscal years ended October 31
	2015	2014	2013
	In millions
U.S.	$216	$1,511	$1,229
Non-U.S.	3,316	2,352	1,826

	$3,532	$3,863	$3,055

The (benefit from) provision for taxes on earnings from continuing operations was as follows:

	For the fiscal years ended October 31
	2015	2014	2013
	In millions
U.S. federal taxes:
Current	$(2,206)	$232	$202
Deferred	1,069	128	(284)
Non-U.S. taxes:
Current	431	598	543
Deferred	76	(26)	38
State taxes:
Current	362	129	25
Deferred	82	(122)	71

	$(186)	$939	$595

The differences between the U.S. federal statutory income tax rate and HP’s effective tax rate were as follows:

	For the fiscal years ended October 31
	2015	2014	2013
U.S. federal statutory income tax rate from continuing operations	35.0%	35.0%	35.0%
State income taxes from continuing operations, net of federal tax benefit	(6.1)%	0.5%	(0.1)%
Lower rates in other jurisdictions, net	(1.2)%	(11.6)%	(17.3)%
Research and development (“R&D”) credit	(0.2)%	(0.2)%	(1.2)%
Valuation allowances	(48.0)%	—	1.3%
Uncertain tax positions	11.1%	(1.6)%	(4.7)%
Other, net	4.1%	2.2%	6.5%

	(5.3)%	24.3%	19.5%

The jurisdictions with favorable tax rates that have the most significant effective tax rate impact in the periods presented include Puerto Rico, Singapore, China, Malaysia, Ireland and the Netherlands. To the extent that HP plans to reinvest earnings of these jurisdictions indefinitely outside the United States, U.S. taxes have not been provided on those indefinitely reinvested earnings.

In fiscal 2015, HP recorded $1.2 billion of net income tax benefits related to items unique to the year. These amounts included $1.7 billion of tax benefits due to a release of valuation allowances pertaining to certain U.S. deferred tax assets, $449 million of tax charges related to uncertain tax positions on pension transfers, $70 million of tax benefits related to state tax impacts, and $6 million of income tax charges related to various other items. In addition, HP recorded $33 million of income tax charges on restructuring and pension-related costs.

In fiscal 2014, HP recorded $69 million of net income tax benefits related to items unique to the year. These amounts included $37 million of income tax benefits related to provision to return adjustments, $25 million of income tax charges related to state rate changes, $41 million of income tax benefits for adjustments related to uncertain tax positions, and $16 million of income tax benefits related to other items.

In fiscal 2013, HP recorded $47 million of net income tax charges related to items unique to the year. These amounts included $133 million of income tax benefits for adjustments related to uncertain tax positions, $56 million of income tax charges related to audit settlements, and $126 million of income tax charges due to a release of valuation allowances pertaining to certain deferred tax assets.

As a result of certain employment actions and capital investments HP has undertaken, income from manufacturing and services in certain countries is subject to reduced tax rates, and in some cases is wholly exempt from taxes, through 2024. The gross income tax benefits attributable to these actions and investments were estimated to be $322 million ($0.18 diluted net EPS) in fiscal year 2015, $596 million ($0.31 diluted net EPS) in fiscal 2014 and $467 million ($0.24 diluted net EPS) in fiscal year 2013. The gross income tax benefits were offset partially by accruals of U.S. income taxes on undistributed earnings, among other factors.

Uncertain Tax Positions

A reconciliation of unrecognized tax benefits is as follows:

	As of October 31
	2015	2014	2013
	In millions
Balance at beginning of year	$1,545	$1,284	$1,161
Increases:
For current year’s tax positions	2,102	166	66
For prior years’ tax positions	5,208	323	224
Decreases:
For prior years’ tax positions	(2,063)	(113)	(65)
Statute of limitations expirations	(46)	(41)	(5)
Settlements with taxing authorities	(200)	(74)	(97)

Balance at end of year	$6,546	$1,545	$1,284

Up to $3.2 billion, $0.7 billion and $0.7 billion of HP’s unrecognized tax benefits at October 31, 2015, 2014 and 2013, respectively, would affect HP’s effective tax rate if realized. The $5.0 billion increase in the amount of unrecognized tax benefits for the year ended October 31, 2015 primarily relates to the timing of intercompany royalty income recognition which does not affect HP’s effective tax rate.

HP recognizes interest income from favorable settlements and interest expense and penalties accrued on unrecognized tax benefits in Provision for taxes in the Consolidated Statements of Earnings. HP had accrued $130 million and $70 million for interest and penalties as of October 31, 2015 and 2014, respectively.

HP engages in continuous discussion and negotiation with taxing authorities regarding tax matters in various jurisdictions. HP does not expect complete resolution of any U.S. Internal Revenue Service (“IRS”) audit cycle within the next 12 months. However, it is reasonably possible that certain federal, foreign and state tax issues may be concluded in the next 12 months, including issues involving transfer pricing and other matters. Accordingly, HP believes it is reasonably possible that its existing unrecognized tax benefits may be reduced by an amount up to $22 million within the next 12 months.

HP is subject to income tax in the U.S. and approximately 57 other countries and is subject to routine corporate income tax audits in many of these jurisdictions. In addition, HP is subject to numerous ongoing audits by federal, state and foreign tax authorities. The IRS is conducting an audit of HP’s 2009, 2010, 2011, 2012, 2013 and 2014 income tax returns. HP has received from the IRS Notices of Deficiency for its fiscal 1999, 2000, 2003, 2004 and 2005 tax years, and Revenue Agent Reports (“RAR”) for its fiscal 2001, 2002, 2006, 2007 and 2008 tax years. The proposed IRS adjustments for these tax years would, if sustained, reduce the benefits of tax refund claims HP has filed for net operating loss carrybacks to earlier fiscal years and tax credit carryforwards to subsequent years by approximately $445 million. In addition, HP expects the IRS to issue an RAR for 2009 through 2011 relating to certain tax positions taken on the filed tax returns, including matters related to the U.S. taxation of certain intercompany loans. While the RAR may be material in amount, HP believes it has valid positions supporting its tax returns and, if necessary, it will vigorously defend such matters.

HP has filed petitions with the U.S. Tax Court regarding certain proposed IRS adjustments regarding tax years 1999 through 2003 and is continuing to contest additional adjustments proposed by the IRS for other tax years. The U.S. Tax Court ruled in May 2012 against HP regarding one of the IRS adjustments for which HP has filed a formal Notice of Appeal. The Court proceedings are expected to begin in fiscal 2016.

Pre-acquisition tax years of HP’s U.S. group of subsidiaries providing enterprise services through 2004 have been audited by the IRS, and all proposed adjustments have been resolved. RARs have been received for tax years 2005, 2006, 2007 and the short period ended August 26, 2008, proposing total tax deficiencies of $274 million. HP is contesting certain of these issues.

The IRS began an audit in fiscal 2013 of the 2010 income tax return for HP’s U.S. group of subsidiaries providing enterprise services, and has issued an RAR for the short period ended October 31, 2008 and the period ending October 31, 2009 proposing a total tax deficiency of $62 million. HP is contesting certain of these issues.

With respect to major state and foreign tax jurisdictions, HP is no longer subject to tax authority examinations for years prior to 1999. HP is subject to a foreign tax audit concerning an intercompany transaction for fiscal 2009. The relevant taxing authority has proposed an assessment of approximately $733 million. HP is contesting this proposed assessment.

HP believes it has provided adequate reserves for all tax deficiencies or reductions in tax benefits that could result from federal, state and foreign tax audits. HP regularly assesses the likely outcomes of these audits in order to determine the appropriateness of HP’s tax provision. HP adjusts its uncertain tax positions to reflect the impact of negotiations, settlements, rulings, advice of legal counsel, and other information and events pertaining to a particular audit. However, income tax audits are inherently unpredictable and there can be no assurance that HP will accurately predict the outcome of these audits. The amounts ultimately paid on resolution of an audit could be materially different from the amounts previously included in the Provision for taxes and therefore the resolution of one or more of these uncertainties in any particular period could have a material impact on net income or cash flows.

HP has not provided for U.S. federal income and foreign withholding taxes on $19.6 billion of undistributed earnings from non-U.S. operations as of October 31, 2015 because HP intends to reinvest such earnings indefinitely outside of the U.S. If HP were to distribute these earnings, foreign tax credits may become available under current law to reduce the resulting U.S. income tax liability. Determination of the amount of unrecognized deferred tax liability related to these earnings is not practicable. HP will remit non-indefinitely reinvested earnings of its non-U.S. subsidiaries for which deferred U.S. federal and withholding taxes have been provided where excess cash has accumulated and HP determines that it is advantageous for business operations, tax or cash management reasons.

Deferred Income Taxes

The significant components of deferred tax assets and deferred tax liabilities were as follows:

	As of October 31
	2015		2014
	Deferred Tax Assets	Deferred Tax Liabilities	Deferred Tax Assets	Deferred Tax Liabilities
	In millions
Loss and credit carryforwards	$7,395	$(14)	$9,567	$—
Unremitted earnings of foreign subsidiaries	—	(5,112)	—	(3,566)
Inventory valuation	5	—	59	(6)
Intercompany transactions—profit in inventory	7	(110)	—	—
Intercompany transactions—excluding inventory	2,069	—	1,617	—
Fixed assets	692	(420)	211	(16)
Warranty	386	(6)	436	—
Employee and retiree benefits	1,728	(689)	76	(70)
Accounts receivable allowance	100	—	72	—
Intangible assets	—	(126)	191	—
Restructuring	19	—	54	—
Deferred revenue	201	(2)	194	(4)
Other	500	(116)	504	(231)

Gross deferred tax assets and liabilities	13,102	(6,595)	12,981	(3,893)
Valuation allowances	(7,114)	—	(8,231)	—

Net deferred tax assets and liabilities	$5,988	$(6,595)	$4,750	$(3,893)

Current and long-term deferred tax assets and liabilities included in the Consolidated Balance Sheets as follows:

	As of October 31
	2015	2014
	In millions
Current deferred tax assets	$1,047	$1,202
Current deferred tax liabilities	(57)	(37)
Long-term deferred tax assets	216	210
Long-term deferred tax liabilities	(1,813)	(518)

Total	$(607)	$857

Excess tax benefits of $64 million were recorded resulting from the exercise of employee stock options and other employee stock programs in fiscal 2015. Tax deficits of approximately $43 million and $149 million were recorded as a result of employee stock program activity and exercise of employee stock options, as a decrease in stockholders’ equity in fiscal 2014 and 2013, respectively. The historical statements of stockholders’ equity have not been revised to reflect the effect of the Separation. For further information on discontinued operations, see Note 2, “Discontinued Operations”.

HP periodically engages in intercompany advanced royalty payment and licensing arrangements that may result in advance payments between subsidiaries in different tax jurisdictions. When the local tax treatment of the intercompany licensing arrangements differs from U.S. GAAP treatment, deferred taxes are recognized. During fiscal 2015, HP executed intercompany advanced royalty payment arrangements resulting in advanced payments of $3.8 billion, while during fiscal 2014, HP executed a multi-year intercompany licensing arrangement and an intercompany advanced royalty payment arrangement which resulted in combined advanced payments of $3.8 billion, the result of which was the recognition of zero net U.S. deferred tax assets in fiscal 2015 and $0.6 billion in fiscal 2014. In these transactions, the payments were received in the U.S. from a foreign consolidated affiliate, with a deferral of intercompany revenues over the term of the arrangements, which is approximately 5 years and 15 years, respectively. Intercompany royalty revenue and the amortization expense related to the licensing rights are eliminated in consolidation.

Separation costs are expenses associated with HP’s plan to separate into two companies. HP recorded a deferred tax asset on these costs and expenses as they were incurred through fiscal 2015. HP expected a portion of these deferred tax assets associated with separation costs and expenses to be non-deductible expenses, at the time the Separation was executed. Furthermore, HP has also concluded on the legal form of the Separation and in May 2015 announced that Hewlett Packard Enterprise was the spinnee in the U.S. In order to reflect the impact of separation activities, HP recorded adjustments to certain deferred and prepaid tax assets as well as income tax liabilities reflecting the impact of separation related activities.

As of October 31, 2015, HP had $833 million, $5.2 billion and $21.2 billion of federal, state and foreign net operating loss carryforwards, respectively. Amounts included in state and foreign net operating loss carryforwards will begin to expire in fiscal 2016 and amounts included in federal net operating loss carryforwards will begin to expire in 2023. HP has provided a valuation allowance of $84 million and $6.9 billion for deferred tax assets related to state and foreign net operating loss carryforwards, respectively.

As of October 31, 2015, HP had recorded deferred tax assets for various tax credit carryforwards as follows:

	Carryforward	Valuation Allowance	Initial Year of Expiration
	In millions
U.S. foreign tax credits	$38	$—	2021
U.S. R&D and other credits	22	—	2017
Tax credits in state and foreign jurisdictions	189	(87)	2016

Balance at end of year	$249	$(87)

Deferred Tax Asset Valuation Allowance

The deferred tax asset valuation allowance and changes were as follows:

	As of October 31
	2015	2014	2013
	In millions
Balance at beginning of year	$8,231	$8,196	$6,872
Income tax (benefit) expense	(2,183)	(14)	955
Other comprehensive income, currency translation and charges to other accounts	1,066	49	369

Balance at end of year	$7,114	$8,231	$8,196

Total valuation allowance decreased by $1.1 billion in fiscal 2015. The income tax benefit of $2.2 billion is primarily associated with the release of valuation allowances against deferred tax assets in the U.S. for $1.7 billion and $502 million of reduction primarily related to valuation allowance on foreign net operating losses. The increase to the valuation allowance in fiscal 2015 of $1.1 billion is primarily related to a transfer of $1.7 billion from Hewlett Packard Enterprise and a decrease in valuation allowance of $615 million associated with changes from other comprehensive income and currency in foreign jurisdictions. The valuation allowance increased by $35 million in fiscal 2014 which was associated primarily with foreign net operating losses.

Tax Matters Agreement and Other Income Tax Matters

In connection with the Separation, HP entered into a Tax Matters Agreement (the “Tax Matters Agreement”) with Hewlett Packard Enterprise effective on November 1, 2015 that governs the rights and obligations of HP and Hewlett Packard Enterprise for certain pre-Separation tax liabilities. The Tax Matters Agreement provides that HP and Hewlett Packard Enterprise will share certain pre-Separation income tax liabilities that arise from adjustments made by tax authorities to HP and Hewlett Packard Enterprise’s U.S. and certain non-U.S. income tax returns. In certain jurisdictions HP and Hewlett Packard Enterprise have joint and several liability for past income tax liabilities and accordingly, HP could be legally liable under applicable tax law for such liabilities and required to make additional tax payments.

In addition, if the distribution of Hewlett Packard Enterprise’s common shares to HP stockholders is determined to be taxable, Hewlett Packard Enterprise and HP would share the tax liability equally, unless the taxability of the distribution is the direct result of action taken by either Hewlett Packard Enterprise or HP subsequent to the distribution in which case the party causing the distribution to be taxable would be responsible for any taxes imposed on the distribution.

Upon completion of the Separation on November 1, 2015, HP recorded net income tax indemnification receivables of $889 million from Hewlett Packard Enterprise for certain income tax liabilities that HP is jointly and severally liable for, but for which it is indemnified by Hewlett Packard Enterprise under the Tax Matters Agreement. The actual amount that Hewlett Packard Enterprise may be obligated to pay HP could vary depending upon the outcome of certain unresolved tax matters, which may not be resolved for several years.